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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 8, 2000.



                        CYPRESS SEMICONDUCTOR CORPORATION
             (Exact name of registrant as specified in its charter)



            DELAWARE                  1-10079                94-2885898
(State or other jurisdiction of     (Commission             (IRS Employer
         incorporation)             File Number)          Identification No.)



                             3901 NORTH FIRST STREET
                         SAN JOSE, CALIFORNIA 95134-1599
                     --------------------------------------
                     Address of principal executive offices



                                 (408) 943-2600
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               Registrant's telephone number, including area code



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                                    EXHIBITS



   99.1 Agreement and Plan of Reorganization between Cypress and RadioCom and with respect to Article VII only, U.S. Bank Trust, N.A. and Russell R. Moen, Jr., dated as of June 8, 2000.

   99.2 Agreement and Plan of Merger of RadioCom Acquisition Corp., an Oregon corporation and RadioCom Corporation, an Oregon corporation dated June 29, 2000.

   99.3        Press release of Cypress dated April 27, 2000.




ITEM 5. OTHER EVENTS

        On June 29, 2000, Cypress Semiconductor Corporation, a Delaware corporation ("Cypress") completed its acquisition of RadioCom Corporation, an Oregon corporation ("RadioCom"), a privately-held corporation engaged in the business of the design of radio frequency integrated circuits, in accordance with that certain Agreement and Plan of Reorganization among Cypress and RadioCom, and with respect to Article VII thereof only, U.S. Bank Trust, N.A. and Russell R. Moen, Jr., dated as of June 8, 2000 (the "Reorganization Agreement"). Pursuant to the Reorganization Agreement, a wholly-owned subsidiary of Cypress merged with and into RadioCom and became a wholly-owned subsidiary of Cypress, changing its name to RadioCom Acquisition Corporation (the "Merger"). The Merger Agreement was filed with the Oregon Secretary of State on June 29, 2000.

        Under the Reorganization Agreement, an aggregate of approximately 240,000 shares of Cypress Common Stock has been issued or reserved for issuance to the holders of RadioCom common stock, preferred stock and options. The shares of Cypress common stock issued to the RadioCom common and preferred shareholders were issued in reliance on Section 3(a)(10) of the Securities Act of 1933, as amended (the "Securities Act") following a fairness hearing before, and issuance of a permit by, the Oregon Commission of Corporations.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


        (a)  Financial Statements of Businesses Acquired.

             Not Applicable.

        (b)  Pro Forma Financial Information.

             Not Applicable.

        (c)  Exhibits.

        99.1 Agreement and Plan of Reorganization between Cypress and RadioCom and with respect to Article VII only, U.S. Bank Trust, N.A. and Russell R. Moen, Jr., dated as of June 8, 2000.

        99.2 Agreement and Plan of Merger of RadioCom Acquisition Corp., an Oregon corporation and RadioCom Corporation, an Oregon corporation dated June 29, 2000.

        99.3 Press release of Cypress dated April 27, 2000.



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        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       CYPRESS SEMICONDUCTOR CORPORATION

                                       /s/ Emmanuel Hernandez
                                       -------------------------------------
                                       Emmanuel Hernandez, Vice President of
                                       Finance and Administration and Chief
                                       Financial Officer

                                       Date:  July 26, 2000



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                                    EXHIBITS



   99.1 Agreement and Plan of Reorganization between Cypress and RadioCom and with respect to Article VII only, U.S. Bank Trust, N.A. and Russell R. Moen, Jr., dated as of June 8, 2000.

   99.2 Agreement and Plan of Merger of RadioCom Acquisition Corp., an Oregon corporation and RadioCom Corporation, an Oregon corporation dated June 29, 2000.

   99.3        Press release of Cypress dated April 27, 2000.